Exhibit 10.1

Execution Version

EXTENSION AGREEMENT

EXTENSION AGREEMENT, dated as of March 27, 2019 (this “Agreement”), to the Credit Agreement dated as of August 8, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Lear Corporation (the “Company”), Lear Financial Services (Netherlands) B.V. (the “Foreign Subsidiary Borrower” and, together with the Company, the “Borrowers”), the lenders party thereto, HSBC Securities (USA) Inc., as syndication agent, Barclays Bank PLC, Citibank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as co-documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Revolving Termination Date of the outstanding Revolving Commitments be extended in accordance with Section 2.21 of the Credit Agreement;

WHEREAS, (a) each existing Revolving Commitment extended in accordance with the terms of this Agreement will be an “Extended Revolving Commitment” (and the Lenders signing this Agreement to hold such Extended Revolving Commitments, the “Accepting Lenders”) and (b) each existing Revolving Loan extended in accordance with the terms of this Agreement will be an “Extended Revolving Loan”;

WHEREAS, each party whose name appears on the signature pages hereto has consented to the extension of the maturity date of all of its existing Revolving Commitments and existing Revolving Loans and shall constitute an Accepting Lender under the Credit Agreement;

WHEREAS, Section 2.21 of the Credit Agreement permits the Company, each Accepting Lender and the Administrative Agent to enter into an Extension Agreement to effectuate the extension of Revolving Commitments, and this Agreement is an Extension Agreement under the Credit Agreement; and

WHEREAS, the Company, the Accepting Lenders party hereto and the Administrative Agent are willing to agree to this Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the Extension Agreement Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety:

“Revolving Termination Date” means August 8, 2023.

(b) The column relating to Revolving Commitments set forth on Schedule 1.1A of the Credit Agreement is hereby deleted and replaced in its entirety by the Revolving Commitments set forth on Schedule 1.1A to this Agreement.

SECTION 2. Extended Revolving Commitments.

(a) Each existing Revolving Lender that executes and delivers a signature page to this Agreement indicating that such Person is an “Accepting Lender” will have agreed to the terms of this Agreement upon the effectiveness of this Agreement on the Extension Agreement Effective Date as an Accepting Lender. The Extended Revolving Commitments of any Accepting Lender will be the amount set forth opposite such Accepting Lender on Schedule 1.1A hereto. On and after the Extension Agreement Effective Date, each reference in the Credit Agreement and this Agreement to (i) “Revolving Commitment” shall include the Extended Revolving Commitments as contemplated hereby and (ii) “Revolving Loan” shall include the Extended Revolving Loans as contemplated hereby.

(b) On and following the Extension Agreement Effective Date, the Extended Revolving Commitments and the Extended Revolving Loans shall be Revolving Commitments and Revolving Loans with the same terms (except as to final maturity) as the existing Revolving Commitments and existing Revolving Loans; provided that all Letters of Credit and Swingline Loans shall be participated in on a pro rata basis by all Lenders with Revolving Commitments in accordance with their pro rata share of the aggregate Revolving Commitments and all borrowings under Revolving Commitments and repayments thereunder shall be made on a pro rata basis.

(c) On the Extension Agreement Effective Date, all existing Revolving Loans shall be repaid, together with accrued interest then due and payable, in accordance with the terms and conditions of the Credit Agreement as in effect immediately prior to the Extension Agreement Effective Date, and reborrowed as Extended Revolving Loans in accordance with Section 2.1 of the Credit Agreement. Each Revolving Lender party hereto hereby agrees that (i) the requirements set forth in Sections 2.1 and 2.4 of the Credit Agreement with respect to the repayment and borrowings set forth in this Section 2(c) shall be deemed satisfied by this Agreement and (ii) Section 2.17 of the Credit Agreement shall not apply to any repayment made pursuant to this Section 2(c).

(d) Fees. The Company hereby agrees to pay to the Administrative Agent, for the account of each of the Accepting Lenders, a consent fee in an amount equal to 0.05% of each Accepting Lender’s Extended Revolving Commitment, payable on the Extension Agreement Effective Date (the “Consent Fee”).

(e) With respect to any Lender with existing Revolving Commitments that are not extended as Extended Revolving Commitments, the Borrower hereby exercises its right under Section 10.1(c) of the Credit Agreement to replace each such Lender by requiring that it assign all of its existing Revolving Commitments to one or more of the Accepting Lenders. Pursuant to Section 10.1(c) of the Credit Agreement, the Administrative Agent hereby confirms that, upon each such Lender’s receipt of the amount necessary to purchase each such Lender’s Revolving Commitments, at par, and pay all accrued interest thereon, such existing Revolving Commitments shall be deemed assigned to one or more of the Accepting Lenders pursuant to this Agreement (with each such Accepting Lender’s adjusted Revolving Commitment as set forth on Schedule 1.1A hereto) and, accordingly, no other action by the Borrower, any Lender or the Administrative Agent shall be required in connection therewith. The Administrative Agent hereby waives the processing and recordation fees under Section 10.6(b)(ii)(B) of the Credit Agreement with respect to the foregoing deemed assignment of Revolving Commitments.

SECTION 3. [Reserved].

SECTION 4. Effectiveness. This Agreement shall become effective as of the date (the “Extension Agreement Effective Date”) on which the following conditions have been satisfied (or waived):

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(i) The Administrative Agent shall have received this Agreement, executed and delivered by the Company, each Accepting Lender, each Issuing Lender and each Swingline Lender;

(ii) The Administrative Agent shall have received a Closing Certificate (together with all attachments thereto) from each Borrower, dated as of the Extension Agreement Effective Date, and a solvency certificate from the treasurer of the Company, dated as of the Extension Agreement Effective Date, each in form and substance reasonably satisfactory to the Administrative Agent;

(iii) The Lenders, the Administrative Agent and the Lead Arranger shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Extension Agreement Effective Date;

(iv) The Administrative Agent shall have received an opinion, in form and substance reasonably satisfactory to the Administrative Agent, of counsel to the Company and its Subsidiaries;

(v) No Default or Event of Default shall have occurred and be continuing on the Extension Agreement Effective Date; and

(vi) Each of the representations and warranties (other than the representations and warranties made after the Closing Date in Sections 4.1, 4.5, 4.12 and 4.16 of the Credit Agreement) made by any Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by materiality, such representation shall be true and correct in all respects) on and as of the Extension Agreement Effective Date as if made on and as of such date, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by materiality, such representation shall be true and correct in all respects) on and as of such earlier date.

SECTION 5. Representations and Warranties. The Company represents and warrants to each of the Revolving Lenders and the Administrative Agent that as of the Extension Agreement Effective Date, this Agreement has been duly authorized, executed and delivered by the Company and this Agreement and the Credit Agreement constitute its valid and binding obligation, enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 6. Effect of Agreement.

(a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

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(b) On and after the Extension Agreement Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended by this Agreement. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. General.

(a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

(c) Headings. The headings of this Agreement are used for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

LEAR CORPORATION

By:	/s/ Shari L. Burgess
Name: Shari L. Burgess
Title: Vice President and Treasurer

LEAR FINANCIAL SERVICES (NETHERLANDS) B.V.

By:	/s/ Alexandre Brue
Name: Alexandre Brue
Title: Director

[Signature Page to Extension Agreement (RCF)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as a Revolving Lender, as an Issuing Lender and as Swingline Lender

By:	/s/ Gene R. Riego De Dios
Name: Gene R. Riego De Dios
Title: Executive Director

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

BANK OF AMERICA, N.A.,

By	/s/ Stephen D’Elia
Name: Stephen D’Elia
Title: Vice President

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

BARCLAYS BANK PLC

By	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

Citibank, N.A.

By	/s/ Sarah Terner
Name: Sarah Terner
Title: Vice President

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Andrew Horn
Name: Andrew Horn
Title: Director

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

BNP Paribas

By	/s/ Todd Grossnickle
Name: Todd Grossnickle
Title: Director

By	/s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

MUFG Bank, Ltd.

By	/s/ John Margentanski
Name: John Margentanski
Title: Director

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

Royal Bank of Canada

By	/s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

SOCIETE GENERALE

By	/s/ Shelley Yu
Name: Shelley Yu
Title: Director

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

Sumitomo Mitsui Banking Corporation

By	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

EXPORT DEVELOPMENT CANADA

By	/s/ Michael Lambe
Name: Michael Lambe
Title: Financing Manager

By	/s/ Mohamed Al-Serri
Name: Mohamed Al-Serri
Title: Senior Associate

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

CITIZENS BANK, NATIONAL ASSOCIATION

By	/s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

Commerzbank AG, New York Branch

By	/s/ Michael Ravelo
Name: Michael Ravelo
Title: Managing Director

By	/s/ Bianca Notari
Name: Bianca Notari
Title: Vice President

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Scott Neiderheide
Name: Scott Neiderheide
Title: Vice President

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

UniCredit Bank AG, New York Branch

By	/s/ Ken Hamilton
Name: Ken Hamilton
Title: Managing Director

By	/s/ Tommaso Maiocchi
Name: Tommaso Maiocchi
Title: Associate Director

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

COMPASS BANK

By	/s/ Daniel Feldman
Name: Daniel Feldman
Title: Senior Vice President

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

Industrial and Commercial Bank of China Limited, New York Branch

By	/s/ Jing Qu
Name: Jing Qu
Title: Assistant Vice President

By	/s/ Gang Duan
Name: Gang Duan
Title: Executive Director

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

Bank of China, Chicago Branch

By	/s/ Kefei Xu
Name: Kefei Xu
Title: SVP & Branch Manager

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

Comerica Bank

By	/s/ Flaviu Pop
Name: Flaviu Pop
Title: Vice President

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

Fifth Third Bank

By	/s/ Mike Gifford
Name: Mike Gifford
Title: Director

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

Huntington National Bank

By	/s/ William N. Bartok
Name: William N. Bartok
Title: Vice President

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

THE NORTHERN TRUST COMPANY

By	/s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Senior Vice President

[Signature Page to Extension Agreement (RCF)]

ACCEPTING LENDER

Name of Institution:

The Bank of East Asia, Limited, New York Branch

By	/s/ James Hua
Name: James Hua
Title: SVP

By	/s/ Kitty Sin
Name: Kitty Sin
Title: SVP

[Signature Page to Extension Agreement (RCF)]